Exhibit 10.29

AMENDMENT NO. 2 TO LOAN AGREEMENT

This Amendment No. 2 dated as of August 19, 2014 (this “Amendment”) to the Loan Agreement dated as of June 25, 2013, (as amended by Amendment No. 1 to Loan Agreement dated as of February 7, 2014, by the Letter Agreement dated as of February 7, 2014, the Letter Waiver dated June 10, 2014, the Letter Agreement, dated as of June 10, 2014 and the Letter Consent, dated as of August 14, 2014, the “Existing Loan Agreement”) is entered into between MMS Funding LLC, a Delaware limited liability company, as lender (“Lender”), Mevion Medical Systems, Inc., a Delaware corporation, as borrower (“Borrower”), and Mevion Medical Systems UK, LLC, a Delaware limited liability company, as guarantor (“Guarantor”), pursuant to and in accordance with Section 13.05 of the Existing Loan Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in the Existing Loan Agreement.

The Parties hereby agree as follows:

ARTICLE I

AMENDMENT

Section 1.01. Change of Control.

The definition of “Change of Control” set forth in Section 1.01 of the Existing Loan Agreement is hereby amended to add the following language after clause (d) thereof:

“; or (e) a liquidation, dissolution or winding up of the Borrower.”

ARTICLE II

MISCELLANEOUS

Section 2.01. Effect of Amendment.

Except as specifically amended by this Amendment, the Existing Loan Agreement shall remain in full force and effect. All references in the Existing Loan Agreement to “this Agreement” or “herein” shall mean the Existing Loan Agreement as amended by this Amendment.

Section 2.02. Governing Law.

This Amendment shall be governed by and construed in accordance with the Laws of the State of New York (without giving effect to any conflict of laws principles that would require application of the Laws of another jurisdiction).

Section 2.03. Counterparts; Facsimile Signatures.

This Amendment may be executed and delivered by facsimile signature (including PDF) and in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

The undersigned executed this Amendment as of the date first set forth above.

MMS Funding LLC, as Lender

By:	/s/ Richard Gumer
Richard Gumer
Managing Member

Mevion Medical Systems, Inc., as Borrower

By:	/s/ Joseph Jachinowski
Joseph Jachinowski
President and Chief Executive Officer

Mevion Medical Systems UK, LLC, as Guarantor

By:	/s/ Joseph Jachinowski
Joseph Jachinowski
Chief Executive Officer

[Signature Page to Amendment No. 2 to Loan Agreement]